UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant x
Filed by a Party other than the Registrant ¨

Check the appropriate box:
¨	Preliminary Proxy Statement
¨	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
¨	Definitive Proxy Statement
¨	Definitive Additional Materials
x	Soliciting Material under Sec.240.14a-12

FORGEROCK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
x	No fee required.
¨	Fee paid previously with preliminary materials.
¨	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TO: ALL FORGEROCKERS
FROM: FRAN
DATE: Nov. 28, 2022
SUBJECT: ForgeRock Files Proxy Statement

Hello ForgeRockers,

Today we filed a proxy statement with the Securities and Exchange Commission (SEC). The proxy statement contains important information regarding the pending acquisition, including the background of, and our board’s reasons for, the transaction.  This is a routine part of the transaction process with Thoma Bravo. This filing does not mean the acquisition has been completed. We still have many steps to go before the deal closes as expected during the first half of next year.

Milestones like today’s proxy filing can often spark speculative articles in the media. It's important that we don’t let it become a distraction to our day-to-day lives.

We all need to remain focused on our customers and growing our business. As we’ve said - it’s business as usual at ForgeRock.

Below you will find a brief FAQ to help answer questions you may have about today’s filing.

Thanks,
Fran

FAQ

1. What is a proxy statement?

•   ForgeRock is required to obtain stockholder approval for its pending acquisition by Thoma Bravo. In order to obtain stockholder approval, ForgeRock must file a proxy statement with the SEC. We filed the preliminary proxy statement on November 28, 2022.

•   The proxy statement contains important information regarding the pending acquisition, including the background of, and our board’s reasons for, the transaction.

•   You may review the proxy statement (in both preliminary and definitive form), any amendments or supplements thereto, and any other relevant documents filed by ForgeRock with the SEC in connection with the special meeting of the stockholders at the SEC’s website (http://www.sec.gov).

2. Does the SEC review the preliminary proxy statement?

•   The SEC may review and provide comments to the preliminary proxy statement.  Once the preliminary proxy statement clears SEC review, we will mail a definitive proxy statement to our stockholders and file the definitive proxy statement with the SEC.  You should read the definitive proxy statement because it will contain important information regarding ForgeRock’s pending acquisition by Thoma Bravo.

3. When will the stockholder meeting and vote take place?

•  We anticipate that the stockholder meeting to vote on the transaction will be held sometime in January, assuming the preliminary proxy clears SEC review and we mail the definitive proxy statement.  The definitive proxy statement will contain information regarding the date and time of the stockholder meeting.

4. Is the filing of a proxy statement a normal part of the transaction process?

•  Yes, it is a required step in a transaction like ours.

5. Is the transaction closed after the stockholder vote is successfully completed?

•  No. The stockholder vote is an important step in the process but the completion of the transaction remains subject to other customary closing conditions, including receipt of required regulatory approvals.  We expect the transaction to close in 2023.  We will provide updates as we know more.

*****

Additional Information and Where to Find It

On November 28, 2022, ForgeRock, Inc. (“ForgeRock”) filed a preliminary proxy statement in connection with its special meeting of stockholders (the “Special Meeting”) related to the pending acquisition of ForgeRock (the “Transaction”). Prior to the Special Meeting, ForgeRock will furnish a definitive proxy statement to its stockholders, together with a proxy card. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of ForgeRock’s stockholders is available in ForgeRock’s preliminary proxy statement.

Stockholders may obtain, free of charge, ForgeRock’s proxy statement (in both preliminary and definitive form), any amendments or supplements thereto, and any other relevant documents filed by ForgeRock with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Special Meeting at the SEC’s website (http://www.sec.gov). Copies of ForgeRock’s definitive proxy statement, any amendments or supplements thereto, and any other relevant documents filed by ForgeRock with the SEC in connection with the Special Meeting will also be available, free of charge, at ForgeRock’s investor relations website (https://investors.forgerock.com) or by writing to ForgeRock, Inc., Attention: Investor Relations, 201 Mission Street, Suite 2900, San Francisco, California 94105.

Forward-Looking Statements

This communication and ForgeRock, Inc.’s other filings and press releases may contain forward-looking statements that involve risks and uncertainties, including statements regarding: the Transaction, including the expected timing of the closing of the Transaction; considerations taken into account by ForgeRock’s Board of Directors in approving the Transaction; and expectations for ForgeRock following the closing of the Transaction. If any of these risks or uncertainties materialize, or if any of ForgeRock’s assumptions prove incorrect, ForgeRock’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Additional risks and uncertainties include those associated with: (i) the possibility that the conditions to the closing of the Transaction are not satisfied, including the risk that required approvals from ForgeRock’s stockholders for the Transaction or required regulatory approvals to consummate the Transaction are not obtained, on a timely basis or at all; (ii) the occurrence of any event, change or other circumstances that could give rise to the right to terminate the Transaction, including in circumstances requiring the Company to pay a termination fee; (iii) uncertainties as to the timing of the consummation of the Transaction and the ability of each party to consummate the Transaction; (iv) the nature, cost and outcome of any legal proceeding that may be instituted against us and others relating to the Transaction; (v) economic, market, business or geopolitical conditions (including resulting from the COVID-19 pandemic, inflationary pressures, supply chain disruptions, or the military conflict in Ukraine and related sanctions against Russia and Belarus) or competition, or changes in such conditions, negatively affecting ForgeRock’s business, operations and financial performance; (vi) the effect of the announcement or pendency of the Transaction on our business relationships, customers, operating results and business generally, including risks related to the diversion of the attention of ForgeRock management or employees during the pendency of the Transaction; (vii) the amount of the costs, fees, expenses and charges related to the merger agreement or the Transaction; (viii) the risk that our stock price may fluctuate during the pendency of the Transaction and may decline significantly if the Transaction is not completed; (ix) possible disruption related to the Transaction to ForgeRock’s current plans and operations, including through the loss of customers and employees; and (x) other risks and uncertainties detailed in the periodic reports that ForgeRock files with the SEC, including  ForgeRock’s Annual Report on Form 10-K filed with the SEC on March 9, 2022, ForgeRock’s quarterly report on Form 10-Q filed with the SEC on November 10, 2022, and subsequent filings. All forward-looking statements in this communication are based on information available to ForgeRock as of the date of this communication, and ForgeRock does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.